EXHIBIT 7(l)

                            AGREEMENT OF JOINT FILING

      The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 a report on Schedule 13D, containing the information required by Schedule 13D, for shares of the common stock of Interactive Television Networks, Inc. beneficially owned by Redlands Advisors, Inc., David F. Firestone, Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., M.A.G. Capital, LLC and Monarch Pointe Fund, Ltd. and such other holdings as may be reported therein.

Dated: March 8, 2007                     REDLANDS ADVISORS, INC.

                                         By: /s/ David F. Firestone
                                             ----------------------------------
                                                 David F. Firestone
                                                 President


Dated: March 8, 2007                         /s/ David F. Firestone
                                             ----------------------------------
                                                 David F. Firestone


Dated: March 8, 2007                     MERCATOR MOMENTUM FUND, L.P.

                                         By:   M.A.G. CAPITAL, LLC,
                                               its general partner

                                               By: /s/ Harry Aharonian
                                                   ----------------------------
                                                       Harry Aharonian,
                                                       Portfolio Manager


Dated: March 8, 2007                     MERCATOR MOMENTUM FUND III, L.P.

                                         By:   M.A.G. CAPITAL, LLC,
                                               its general partner

                                               By: /s/ Harry Aharonian
                                                   ----------------------------
                                                       Harry Aharonian,
                                                       Portfolio Manager


Dated: March 8, 2007                     M.A.G. CAPITAL, LLC

                                         By: /s/ Harry Aharonian
                                             ----------------------------------
                                                 Harry Aharonian,
                                                 Portfolio Manager


Dated: March 8, 2007                     MONARCH POINTE FUND, LTD.

                                         By: /s/ Harry Aharonian
                                             ----------------------------------
                                                 Harry Aharonian,
                                                 Director